PRODUCTION OPERATORS CORP
                      1992 LONG-TERM INCENTIVE PLAN
             Approved by the Stockholders February 24, 1993,
                amended June 2, 1993 and October 24, 1995


   1. Purpose. The purpose of the Production Operators Corp 1992 Long-Term Incentive Plan is to promote the interests of the Company and its shareholders by enabling selected key employees of the Company and its subsidiaries to participate in the long-term growth of the Company by receiving the opportunity to acquire shares of the Company's Stock and to provide for additional compensation based on appreciation in the Company's Stock. The Plan will thereby facilitate securing, retaining and motivating key employees, thus contributing to the long-term growth and profitability of the Company.

   2. Defined Terms. The following defined terms have the meanings set forth below:


                  (a) "Act" means the Securities Exchange Act of 1934, as amended from time to time.

                  (b) "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Unrestricted Stock Awards, Deferred Stock Awards, Performance Unit Awards and Other Stock-Based Awards.

                  (c)  "Board" means the Board of Directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended, and any successor code and related rules, regulations and interpretations.

                  (e) "Committee" means the Stock Option and Executive Compensation Committee of the Board (or such other committee as described in Section 5 below); such Committee shall consist of at least three members of the Board, each of whom shall be a Disinterested Person.

                  (f)  "Company" means Production Operators Corp


                  (g) "Deferred Stock Award" is defined in Section 11(a) below.

                  (h) "Disability" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

                  (i) "Disinterested Person" shall have the meaning set forth in Rule 16b-3, or any successor definition promulgated by the Securities and Exchange Commission under the Act.

                  (j) "Fair Market Value" on a specified date shall be the closing price of the Stock on the NASDAQ National Market System on that date or, if no prices are reported on that date, on the last preceding date on which such price of the Stock was so reported.

                  (k) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

                  (l) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

                  (m)  "Other Stock-Based Award" is defined in Section
                  13(a) below.

                  (n) "Performance Unit Award" is defined in Section 12(a) below.

                  (o) "Plan" means the Production Operators Corp 1992 Long-Term Incentive Plan, as amended from time to time.

                  (p) "Restricted Stock Award" is defined in Section 9(a) below.

                  (q) "Retirement" means a severance from the active employment of the Company or its Subsidiaries by reason of retirement pursuant to the provisions of the Company's Policy Manual, or any contract between the Company or any of its Subsidiaries and the Plan participant. The Committee reserves the final authority to determine the definition of retirement.

                  (r) "Rule 16b-3" means Rule 16b-3, as promulgated by the Securities and Exchange Commission under Section 16(b) of the Act, as amended from time to time.

                  (s) "Stock" means the Common Stock, $1.00 par value, of the Company.

                  (t) "Stock Appreciation Right" means a right described in Section 8(a) below.

                  (u) "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 7 below.

                  (v) "Stock Surrender Withholding Election" shall have the meaning set forth in Section 15 below.

                  (w) "Subsidiary" shall mean any subsidiary corporation (as defined in Section 424 of the Code) of the Company.

                  (x) "Unrestricted Stock Award" is defined in Section 10 below.

                  (y)  "Tax Date" shall have the meaning set forth in
                  Section 15 below.

          3.  Stock Subject to the Plan.

                  (a) Shares Issuable. The maximum number of shares of Stock reserved and available for distribution pursuant to Awards under the Plan shall be 700,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. If an Award expires or terminates for any reason without being exercised in full or is satisfied without the distribution of Stock, the Stock subject to such expired or terminated Award or an Award satisfied without the distribution of Stock shall again be available for distribution for purposes of the Plan.

                  (b) Changes in Capitalization. In the event of a stock dividend, stock split or any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares effected without receipt of consideration by the Company, the Committee shall make appropriate adjustments in (i) the number and kind of shares of Stock or other securities with respect to which Awards may thereafter be granted, (ii) the number and kind of shares remaining subject to outstanding Awards and (iii) the option or purchase price in respect of such shares. In the event of any such change in capitalization of the Company, the Committee may make such additional adjustments in the number and kind of shares of Stock or other securities with respect to which outstanding Awards are exercisable and with respect to which future Awards may be granted as the Committee in its sole discretion shall deem equitable or appropriate, subject to the provisions of Section 18 below. In the event the Stock is changed into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan. Except (i) as expressly provided in the preceding sentences or (ii) for any distribution or adjustment made with respect to outstanding shares of Restricted Stock in connection with a distribution or adjustment made with respect to all other outstanding shares of Stock, any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to any Award. The existence of the Plan and the Awards granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

                  (c) Substitute Awards. The Company may grant Awards under the Plan in substitution for stock and stock-based awards held by employees. Also the Company may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. The shares which may be delivered under such substitute Awards shall be subject to and applied against the maximum number of shares provided for in paragraph (a) above.

          4. Eligibility. Participants in the Plan will be such officers and other senior key employees of the Company and its Subsidiaries (but excluding any person who serves only as a director) who are responsible for or contribute to the management, growth, or profitability of the Company and its Subsidiaries and who are selected from time to time by the Committee, in its sole discretion.

          5. Administration of the Plan. The Plan shall be administered by the Committee or such other committee of the Board, composed of not less than three Disinterested Persons, who shall be appointed by the Board and who shall serve at the pleasure of the Board. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

                  (i) to select the officers and other key employees of the Company and its Subsidiaries to whom Awards may from time to time be granted;

                  (ii) to determine the time or times of grant, and the amount, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Unrestricted Stock Awards, Deferred Stock Awards, Performance Units Awards, and any Other Stock-Based Awards, or any combination of the foregoing, granted to any one or more Plan participants;

                  (iii) to determine the number of shares of Stock to be covered by any Award;

                  (iv) to determine the terms and conditions of any Award (including, but not limited to, the share price, any restriction or limitation, and any waiver of vesting, acceleration or forfeiture provisions regarding any Stock Option or other Award and the Stock relating thereto, based on such factors as the Committee shall determine); and

                  (v) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant, and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Committee), dividends or deemed dividends on such deferrals.

                        Subject to the provisions of the Plan, the
                  Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Award agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Any determination made by the Committee pursuant to the provisions of the Plan with respect to any Award shall be made in its sole discretion at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions by the Committee made pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

          6.  Limitations on Term and Date of Awards.

                  (a) Duration of Awards. Subject to Section 19(c) below, no restrictions or limitations on any Award shall extend beyond ten years from the grant date, except that deferrals of the receipt of Stock or other benefits under the Plan elected by participants may extend beyond such date.

                  (b) Term. No Award shall be granted more than ten years after the effective date of the Plan as specified in Section 20 below, but then outstanding Awards may extend beyond such date.

          7. Stock Options. Stock Options may be granted alone or in addition to other Awards and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Each Stock Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option at the date of grant. To the extent that any Stock Option denominated as an Incentive Stock Option does not qualify as an "incentive stock option" within the meaning of Section 422 of the Code, it shall constitute a separate Non-Qualified Stock Option. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall be evidenced by option agreements, which shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                  (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and set forth in the option agreement but shall be (i) in the case of Incentive Stock Options, not less than 100% of the Fair Market Value on the date of grant and (ii) in the case of Non-Qualified Stock Options, unless expressly authorized otherwise by the Committee, not less than 100% of the Fair Market Value on the date of grant; provided, however, that the option price per share of Stock purchasable under a Non-Qualified Stock Option may not be less than 50% of the Fair Market Value on the date of grant nor less than the par value of such stock. If an officer or key employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation, and an Incentive Stock Option is granted to such officer or key employee, the option price shall be no less than 110% of the Fair Market Value on the date of grant. The grant of a Stock Option shall occur on the date the Committee by resolution selects an officer or employee as a Plan participant in any grant of Stock Options, determines the number of shares of Stock covered by the Stock Option and specifies the terms and provisions of the option agreement.

                  (b) Option Term. Unless an option agreement provides for a shorter exercise period, any Stock Option shall be exercisable not later than ten years after the Stock Option is granted; provided, however, that if an Incentive Stock Option is granted to an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation, the term of such Incentive Stock Option shall be no more than five years from the date of grant.

                  (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions, and in such amounts, as the Committee shall specify in the option agreement, except that no Stock Option when initially granted shall provide that it may be exercisable to any extent during the first six months following the date of grant. Notwithstanding the foregoing, subsequent to the grant of a Stock Option, the Committee, at any time before the complete expiration of such Stock Option, may accelerate the time or times at which such Stock Option may be exercised in whole or in part; provided, however, that if any Stock Option is exercised within the first six months following the date of grant, the shares of Stock received upon such exercise may not be sold within the first six months following the date of grant. Except as provided in subsections (f),
                  (g), (h) and (i) below, a Stock Option may not be exercised by the holder unless the holder is then, and continually after the grant of the Stock Option has been, an employee of the Company or one of its Subsidiaries.

                  (d) Method of Exercise. Stock Options may be exercised at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Except as provided in subsection (l) below, such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check or other instrument acceptable to the Committee, or by delivery of shares of Stock as provided in this subsection. As determined by the Committee, in its discretion at (or, in the case of Non-Qualified Stock Options, at or after) the time of grant, payment in full or part may also be made in the form of shares of Stock not then subject to restrictions under any Company plan (but which may include shares the disposition of which constitutes a disqualifying disposition for purposes of obtaining incentive stock option treatment under the Code). Shares of Stock so surrendered shall be valued at Fair Market Value on the exercise date. Except as provided in subsection (l) below, no shares of Stock shall be issued until full payment therefor has been made. An optionee shall have all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive dividends, with respect to shares subject to a Stock Option when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in
                  Section 19(c) below.

                  (e) Nontransferability. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or the guardian or legal representative of the optionee.

                  (f) Termination by Death. If an optionee's employment with the Company or any Subsidiary terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent exercisable at the time of death by the legal representative or legatee of the optionee, for a period of one year from the date of death or until the expiration of the stated term of the Stock Option, whichever period is the shorter.

                  (g) Termination by Disability. If an optionee's employment with the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, for a period of one year from the date of such termination or until the expiration of the stated term of the Stock Option, whichever period is the shorter.
                  Except as otherwise provided by the Committee at the time of grant, the death of an optionee during such exercise period shall extend such period for one year following death, or until the expiration of the stated term of the Stock Option, whichever period is the shorter.

                  (h) Termination by Retirement. If an optionee's employment with the Company or any Subsidiary terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of Retirement, for a period of (i) in the case of Incentive Stock Options, three months, and (ii) in the case of Non-Qualified Stock Options, one year from the date of Retirement or until the expiration of the stated term of the Stock Option, whichever period is the shorter.
                  Except as otherwise provided by the Committee at the time of grant, the death of an optionee during such exercise period shall extend such period for one year following death, or until the expiration of the stated term of the Stock Option, whichever period is the shorter.

                  (i) Other Termination. Unless otherwise determined by the Committee, if an employee's employment with the Company or any Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon terminate.

                  (j) Form of Settlement. The Committee may provide in the option agreement that upon receipt of written notice of exercise, the Committee may elect to settle all or a part of the portion of any Stock Option so exercised by paying the optionee an amount, in cash or Stock, equal to the excess of the Fair Market Value of the Stock over the exercise price (the "Spread Value") (determined on the date the Stock Option is exercised). Any such settlement relating to Stock Options held by optionees who are actually or potentially subject to Section 16(b) of the Act shall comply with the "window period" provisions of Rule 16b-3(e), to the extent applicable, and, in the case of settlements of Non-Qualified Stock Options held by such optionees, the Committee may determine Fair Market Value under the pricing rule set forth in Section 8(e) below.

                  (k) Accelerated Right of Exercise in Certain Circumstances. Notwithstanding the vesting provisions established pursuant to subparagraph (c) above, but subject to the provisions of subparagraph (b) above and the last sentence of this subparagraph (k), a Stock Option may be exercised as to the full number of shares covered by the Stock Option without regard to the date of grant of the Stock Option if: (i) a tender offer or exchange offer has been made for at least 25% of the outstanding shares of Stock, other than one made by the Corporation or any entity as to which Carl W. Knobloch, Jr. is an "affiliate" as defined in Rule 12b-2 promulgated under the Act provided that the corporation, person or other entity making such offer purchases or otherwise acquires shares of Stock pursuant to such offer; or (ii) any person, entity or "group," within the meaning of section 13(d)(3) or 14(d)(2) of the Act (excluding, for this purpose, any employee benefit plan of the Corporation or its Subsidiaries and any group including Carl W. Knobloch, Jr. or any affiliate of Carl
                  W. Knobloch, Jr.) acquires (other than from the Corporation or in a transaction approved by the "Incumbent Board" as defined below) beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 25% or more of either the then outstanding shares of Stock or the combined voting power of the Corporation's then outstanding voting securities entitled to vote generally in the election of directors; or (iii) the individuals who constitute the Incumbent Board fail for any reason to continue to constitute at least a majority of the Board of Directors. The "Incumbent Board" shall mean the members of the Board of Directors as of April 8, 1992 and any person becoming a member of the Board of Directors thereafter whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Corporation, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act). If any of the events specified in this subparagraph (k) have occurred, the Stock Option shall be fully exercisable: (x) in the event of (i) above, on or after the date on which shares are purchased or otherwise acquired pursuant to such tender offer or exchange offer; or (y) in the event of
                  (ii) above, at any time after the date upon which the Corporation is provided a copy of a Schedule 13D (filed pursuant to Section 13(d) of the Act and the rules and regulations promulgated thereunder) or other notice indicating that any person, entity or group has become the holder of 25% or more of the outstanding shares of Stock, or, if the Corporation is not subject to Section 13(d) of the Act, at any time after the date upon which the Corporation receives written notice that any person, entity or group has become the holder of 25% or more of the outstanding shares of Stock; or (z) in the event of
                  (iii) above, on or after the occurrence of such failure.

                  (l) Certain Procedure for Certain Credit Assisted Transactions. To the extent not inconsistent with the provisions of Section 422 of the Code or Rule 16b-3, any optionee desiring to obtain credit from a broker, dealer or other "creditor" as defined in Regulation T issued by the Board of Governors of the Federal Reserve System (provided such broker, dealer or creditor has been approved by the Committee) to assist in exercising a Stock Option may deliver to such creditor an exercise notice properly executed by such optionee with respect to such Stock Option, together with instructions to the Company to deliver the resulting Stock to the creditor for deposit into a designated account. Upon receipt of such exercise notice and related instructions in a form acceptable to the Company, the Company shall confirm to the creditor that it will deliver to the creditor the Stock covered by such exercise notice and instructions promptly following receipt of the exercise price from the creditor. To the extent not inconsistent with the provisions of Section 422 of the Code or Rule 16b-3, upon request the Company may in its discretion, but shall not be obligated to, deliver to the creditor shares of Stock resulting from an assisted exercise prior to receipt of the option exercise price for such shares if the creditor has delivered to the Company, in addition to the other documents contemplated hereby, the creditor's agreement to pay the Company such exercise price in cash within five days after delivery of such shares. The credit assistance contemplated hereby may include a margin loan by the creditor secured by the Stock purchased upon exercise of a Stock Option or an immediate sale of some or all of such Stock by the creditor to obtain or recover the option exercise price which the creditor has committed to pay to the Company.

                  (m) Special Provisions Relating to Incentive Stock Options. At the time any Incentive Stock Option granted under the Plan is exercised, the Company shall be entitled to legend the certificates representing the shares of Stock purchased pursuant to such Incentive Stock Option to clearly identify them as representing shares purchased upon exercise of an Incentive Stock Option that may be subject to income tax withholding requirements as set forth in Section 15 below. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the affected optionee, to disqualify any Incentive Stock Option under Section 422 of the Code (except to the extent provided in Section 16 below).

          8.  Stock Appreciation Rights.

                  (a) General. A Stock Appreciation Right is an Award entitling the recipient to receive an amount in cash or shares of Stock (or forms of payment permitted under subsection (d) below) or a combination thereof having a value equal to (or, if the Committee shall so determine at time of grant, less than) the excess of the Fair Market Value of a share of Stock on the date of exercise over the Fair Market Value of a share of Stock on the date of grant (or over the option exercise price, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares with respect to which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

                  (b) Grant and Exercise. Stock Appreciation Rights may be granted in tandem with, or independently of, any Stock Option granted under the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of grant of such option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of such option. A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

                  (c) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Committee, including the following:


                       (i)   No Stock Appreciation Right shall be
                       exercisable in whole or in part during the first six months of its term.

                       (ii) Stock Appreciation Rights granted in tandem with Stock Options shall be exercisable only at such time or times and to the extent that the related Stock Option shall be exercisable. Upon the exercise of a Stock Appreciation Right, the applicable portion of any related Stock Option shall be surrendered.

                       (iii) Stock Appreciation Rights granted in tandem with a Stock Option shall be transferable only with such Stock Option. Stock Appreciation Rights shall not be transferable otherwise than by will or the laws of descent and distribution. All Stock Appreciation Rights shall be exercisable during the participant's lifetime only by the participant or by the participant's legal representative or guardian.

                       (iv) A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be exercised only when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such option.

                   (d) Form of Settlement. Subject to Section 19(c) below, shares of Stock issued upon exercise of a Stock Appreciation Right shall be free of all restrictions under the Plan, except as otherwise provided in this subsection (d). The Committee may provide at time of grant of a Stock Appreciation Right that such shares shall be in the form of Restricted Stock or rights to acquire Deferred Stock, or may reserve the right to provide so at any time after the date of grant. Any such shares and any shares subject to rights to acquire Deferred Stock issued upon exercise of a Stock Appreciation Right shall be valued at Fair Market Value on the date of exercise of the Stock Appreciation Right without regard to any restrictions or deferral limitations.

                  (e) Rules Relating to Exercise. In the case of a participant subject to the restrictions of Section 16(b) of the Act, no Stock Appreciation Right shall be exercised except in compliance with any applicable requirements of Rule 16b-3(e) or any successor rule. Notwithstanding paragraph (a) above, in the event of such exercise during an exercise period currently prescribed by such rule, the Committee may prescribe, by rule of general application, such other measure of value as it may determine but not in excess of the highest per share closing sale price of the Stock reported on the Nasdaq National Market System or such other exchange as the stock trades on during such period and, where a Stock Appreciation Right relates to an Incentive Stock Option, not in excess of an amount consistent with the qualification of such Stock Option as an "incentive stock option" under Section 422 of the Code.

          9.  Restricted Stock.

                  (a) General. A Restricted Stock Award is an Award entitling the recipient to acquire shares of Stock, subject to such conditions, including the right of the Company during a specified period or periods to repurchase such shares at the purchase price paid by the Award recipient or to require forfeiture of such shares (if no cash consideration was paid) upon the participant's termination of employment, as the Committee may determine at the time of grant. The Committee may award shares of Restricted Stock (i) at no cost to the recipient (or for a purchase price not in excess of the par value of the shares) or (ii) for a purchase price equal to at least 50% of the Fair Market Value of the Stock (without regard to any restrictions) on the date of grant. Shares of Restricted Stock may be granted or sold in respect of past services or other valid consideration.

                  (b) Award Agreement and Certificates. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within sixty days (or such shorter period as the Committee may specify) following the Award date by executing and delivering to the Company a Restricted Stock Award agreement in such form as the Committee shall determine and by making payment to the Company, by certified or bank check or other instrument acceptable to the Committee, of any cash consideration required to be paid in connection with such Restricted Stock Award. For each participant receiving a Restricted Stock Award, the Restricted Stock will be registered in the name of the participant in an uncertificated account with the Company's transfer agent and evidence of such registration will be furnished by the said transfer agent to the participant. Such account shall include an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

                       "This uncertificated account and the shares of stock
                  represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in the Production Operators Corp 1992 Long-Term Incentive Plan and an agreement entered into between the registered owner and Production Operators Corp. Release from such terms and conditions shall be obtained only in accordance with the provisions of the Plan and the agreement, copies of which are on file in the office of the Secretary of Production Operators Corp, 11302 Tanner Road, Houston, Texas 77041."

                        The Committee may require that, as a condition of
                  any Restricted Stock Award, the participant shall have delivered to the Company a stock power, endorsed in blank, relating to the Stock covered by such Award.

                  (c) Rights as a Shareholder. Upon complying with subsection (b) above, a participant shall have all the rights of a shareholder with respect to the Restricted Stock including voting and dividend rights, subject to nontransferability restrictions, Company repurchase or forfeiture rights and any other condition described in this Section 9 or contained in the Restricted Stock Award agreement. The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral, or investment of dividends paid on the Restricted Stock.

                  (d) Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of except as specifically provided herein and in the Restricted Stock Award agreement. Unless the Committee in its discretion provides otherwise, all shares of Restricted Stock shall be subject to the restrictions against transfer and the Company's right to repurchase or require forfeiture set forth in this subsection (d) for a minimum period of six months from the date of grant. The Committee shall specify the date or dates (which may depend upon or be related to the attainment of performance goals or such other factors or criteria as the Committee shall determine) on which the restrictions against transfer and the Company's right to repurchase or require forfeiture of such shares shall lapse. The Committee may provide for the lapse of such restrictions in installments and at any time may accelerate such date or dates and otherwise waive or, subject to Section 18 below, amend any terms and conditions of the Award. Except as otherwise may be provided in the Award agreement or determined by the Committee at any time after the date of grant, in the event of termination of employment of a participant with the Company and its Subsidiaries for any reason (including death), the participant or the participant's legal representative shall resell to the Company, at the cash consideration paid therefor, all Restricted Stock, and the Company shall purchase such shares at that price or, if no cash consideration was paid, all shares of Restricted Stock awarded to the participant shall automatically be forfeited to the Company. Any shares of Stock or other securities of the Company or any other entity which are issued as a distribution on, or in exchange for, Restricted Stock or into which Restricted Stock is converted as a result of a recapitalization, stock dividend, distribution of securities, stock split or combination of shares or a merger, consolidation or sale of substantially all of the assets of the Company shall be subject to the restrictions set forth in the Restricted Stock Award agreement, which shall inure to the benefit of any surviving or successor corporation which is the issuer of such securities. Upon the lapse of the forfeiture restrictions applicable to a participant's Restricted Stock, the participant may request, by providing written notice to the Company at its principal executive office addressed to the attention of its Secretary, a certificate evidencing the stock whose Forfeiture Restrictions have lapsed be issued by the Company in the participant's name to the participant or such participant's legal representative or guardian.

                  (e) Section 83(b) Election. Any Restricted Stock Award agreement may provide that the participant may not elect to be taxed with respect to such Award in accordance with
                  Section 83(b) of the Code.

          10. Unrestricted Stock. The Committee may, in its sole discretion, grant (or sell at a purchase price not to exceed the par value of the shares of Stock at the time of sale) to any participant shares of Stock free of restrictions under the Plan ("Unrestricted Stock"). Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration. Any purchase of Unrestricted Stock by a recipient must take place within sixty days after the time of grant of the right to purchase such shares. Notwithstanding the foregoing, any shares of Unrestricted Stock granted to a participant who is subject to
          Section 16(b) of the Act may not be sold or otherwise disposed of for value for a period of six months from the date of grant.

          11.  Deferred Stock Awards.

                  (a) General. A Deferred Stock Award is an Award entitling the recipient to acquire shares of Stock without payment in one or more installments at a future date or dates, all as determined by the Committee. The Committee may condition such acquisition on the attainment of specified performance goals or such other factors or criteria as the Committee shall determine. Unless the Committee in its discretion provides otherwise, the deferral period with respect to any Deferred Stock Award shall be no less than six months from the date of grant.

                  (b) Award Agreement. A participant who is granted a Deferred Stock Award shall have no rights with respect to such Award unless within sixty days of the grant of such Award (or such shorter period as the Committee may specify) the participant shall have accepted the Award by executing and delivering to the Company a Deferred Stock Award agreement.

                  (c) Restriction on Transfer. Deferred Stock Awards and rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered. Rights with respect to such Awards shall be exercisable during the participant's lifetime only by the participant or by the participant's legal representative or guardian.

                  (d) Rights as a Shareholder. A participant receiving a Deferred Stock Award will have rights of a shareholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant.
                  A participant shall be entitled to receive a certificate for shares of Stock only upon satisfaction of all conditions specified in the Deferred Stock Award agreement.

                  (e) Elective Deferral. A participant may elect to further defer receipt of the Stock payable under a Deferred Stock Award (or an installment of the Award) for a specified period or until a specified event, subject in each case to the Committee's approval and under such terms as determined by the Committee. Subject to any exceptions adopted by the Committee, such election must generally be made at least 12 months prior to completion of the deferral period for the Award (or for such installment of the Award).

                  (f) Termination. Except as may otherwise be provided in the Deferred Stock Award agreement, a participant's rights in all Deferred Stock Awards shall automatically terminate upon the participant's termination of employment with the Company and its Subsidiaries for any reason (including death). At any time prior to the participant's termination of employment, the Committee may in its discretion accelerate, waive, or, subject to
                  Section 18 below, amend any or all of the restrictions or conditions imposed under any Deferred Stock Award.

                  (g) Payments in Respect of Deferred Stock. Without limiting the right of the Committee to specify different terms, the Deferred Stock Award agreement may require or permit the immediate payment, deferral, or investment of amounts equal to, or less than, any cash dividends which would have been payable on the Deferred Stock had such Stock been outstanding, all as determined by the Committee in its sole discretion.

          12. Performance Unit Awards.

                  (a) General. A Performance Unit Award is an Award entitling the recipient to acquire cash or shares of Stock, or a combination of cash and Stock, upon the attainment of specified performance goals. The Committee in its sole discretion shall determine whether and to whom Performance Unit Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to a Performance Unit Award. Notwithstanding the foregoing, no Performance Unit Award shall be exercisable in whole or in part during the first six months following the date of grant. Performance goals may vary from participant to participant and between groups of participants and shall be based upon such Company, business unit or individual performance factors or criteria as the Committee may deem appropriate. Performance periods applicable to Performance Unit Award recipients may overlap and participants may participate simultaneously with respect to Performance Unit Awards that are subject to different performance periods and different performance goals. The Committee may adjust the performance goals and periods applicable to a Performance Unit Award to take into account changes in law and accounting and tax rules, and to make such adjustments as the Committee deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships. Performance Units may be awarded independent of or in connection with the grant of any other Award under the Plan.

                  (b) Award Agreement. A participant shall have no rights with respect to a Performance Unit Award unless within sixty days of the grant of such Award (or such shorter period as the Committee may specify) the participant shall have accepted the Award by executing and delivering to the Company a Performance Unit Award agreement.

                  (c) Restrictions on Transfer. Performance Unit Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, and if exercisable over a specified period, shall be exercisable during the participant's lifetime only by the participant or the participant's legal representative or guardian.

                  (d) Rights as a Shareholder. A participant receiving a Performance Unit Award will have rights of a shareholder only as to shares of Stock actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a certificate evidencing the acquisition of shares of Stock under a Performance Unit Award only upon satisfaction of all conditions specified in the Performance Unit Award agreement.

                  (e) Termination. Except as may otherwise be provided by the Committee at any time prior to the termination of employment, a participant's rights and all Performance Unit Awards shall automatically terminate upon the participant's termination of employment by the Company and its Subsidiaries for any reason (including death).

                  (f) Acceleration; Waiver. At any time prior to the participant's termination of employment with the Company and its Subsidiaries, the Committee may in its sole discretion accelerate, waive, or, subject to Section 18 below, amend any or all of the goals, restrictions or conditions imposed under any Performance Unit Award.

                  (g) Exercise. The Committee in its sole discretion shall establish procedures to be followed in exercising any Performance Unit Award, which procedure shall be set forth in the Performance Unit Award agreement. The Committee may at any time provide that payment under a Performance Unit Award shall be made, upon satisfaction of the applicable performance goals, without any exercise by the participant. Except as otherwise specified by the Committee, (i) a Performance Unit granted in tandem with a Stock Option may be exercised only while the Stock Option is exercisable, and (ii) the exercise of a Performance Unit granted in tandem with any Award shall reduce the number of shares of Stock subject to the related Award on such basis as is specified in the Performance Unit Award agreement.


          13.  Other Stock-Based Awards.

                  (a) General. The Committee may grant other Awards under which Stock is or may in the future be acquired ("Other Stock-Based Awards"). Such Awards may include, without limitation, debt securities convertible into or exchangeable for shares of Stock upon such conditions, including attainment of performance goals, as the Committee shall determine. No Other Stock-Based Award shall be exercisable in whole or in part during the first six months following the date of grant or, if shares of Stock are awarded to a participant on the date of grant, such Stock shall be subject to restrictions against transfer for a period of no less than six months from the date of grant. Subject to the purchase price limitations in subsection (b) below, such convertible or exchangeable securities may have such terms and conditions as the Committee may determine at the time of grant. However, no convertible or exchangeable debt shall be issued unless the Committee shall have provided (by the Company's right of repurchase, right to require conversion or exchange, or other means deemed appropriate by the Committee) a means of avoiding any right of the holders of such debt to prevent a Company transaction by reason of covenants in such debt.

                  (b) Purchase Price; Form of Payment. The Committee may determine the consideration, if any, payable upon the issuance or exercise of an Other Stock-Based Award. However, no shares of Stock (whether acquired by purchase, conversion, or exchange or otherwise) shall be issued unless (i) issued at no cost to the recipient (or for a purchase price not in excess of the par value of the shares), or (ii) sold, exchanged, or converted by the Company, and the Company shall have received payment for such Stock or securities so sold, exchanged, or converted equal to at least 50% of Fair Market Value of the Stock on the grant or effective date, or the exchange or conversion date, under the Award, as specified by the Committee. The Committee may permit payment by certified check or bank check or other instrument acceptable to the Committee or by surrender of other shares of Stock (excluding shares then subject to restrictions under the Plan).

                  (c) Forfeiture of Awards; Repurchase of Stock; Acceleration or Waiver of Restrictions. The Committee may determine the conditions under which an Other Stock-Based Award shall be forfeited or, in the case of an Award involving a payment by the recipient, the conditions under which the Company may or must repurchase such Award or related Stock. At any time the Committee may in its sole discretion accelerate, waive, or, subject to Section 18 below, amend any or all of the limitations or conditions imposed under any Other Stock-Based Award.

                  (d) Award Agreements. A participant shall have no rights with respect to any Other Stock-Based Award unless within sixty days after the grant of such Award (or such shorter period as the Committee may specify) the participant shall have accepted the Award by executing and delivering to the Company an Other Stock-Based Award agreement.

                  (e) Restrictions on Transfer. Other Stock-Based Awards may not be sold, assigned, transferred, pledged, or encumbered except as may be provided in the Other Stock-Based Award agreement. However, in no event shall any Other Stock-Based Award be transferred other than by will or by the laws of descent and distribution or be exercisable during the participant's lifetime by other than the participant or the participant's legal representative or guardian.

                  (f) Rights as a Shareholder. A recipient of any Other Stock-Based Award will have rights of a shareholder only at the time and to the extent, if any, specified by the Committee in the Other Stock-Based Award agreement.

                  (g) Deemed Dividend Payments; Deferrals. Without limiting the right of the Committee to specify different terms, an Other Stock-Based Award agreement may require or permit the immediate payment, waiver, deferral, or investment of dividends or deemed dividends payable or deemed payable on Stock subject to the Award.

          14.  Supplemental Grants.

                  (a) Loans. The Company may in its sole discretion make a loan to the recipient of an Award hereunder, either on or after the date of grant of such Award. Such loans may be either in connection with exercise of a Stock Option, a Stock Appreciation Right or an Other Stock-Based Award, in connection with the purchase of shares under any Award, or in connection with the payment of any federal, state and local income taxes in respect of income recognized under an Award. The Committee shall have full authority to decide whether to make a loan hereunder and to determine the amount, term, and provisions of any such loan, including the interest rate (which may be zero) charged in respect of any such loan, whether the loan is to be secured or unsecured, the terms on which the loan is to be repaid and the conditions, if any, under which it may be forgiven. However, no loan hereunder shall provide or reimburse to the borrower the amount used by him for the payment of the par value of any shares of Stock issued, have a term (including extensions) exceeding ten years in duration, or be in an amount exceeding (i) the total exercise or purchase price paid by the borrower under an Award or for related Stock under the Plan plus (ii) an amount equal to any cash payment made as permitted in subsection (b) below.

                  (b) Cash Payments. The Committee may, at any time and in its discretion, authorize a cash payment, in respect of the grant or exercise of an Award under the Plan or the lapse or waiver of restrictions under an Award, which shall not exceed the amount which would be required in order to pay in full the federal, state and local income taxes due as a result of income recognized by the recipient as a consequence of (i) the receipt of an Award or the exercise of rights thereunder and (ii) the receipt of such cash payment. The Committee shall have complete authority to decide whether to make such cash payments in any case, to make provisions for such payments either simultaneously with or after the grant of the associated Award, and to determine the amount of any such payment.

          15. Withholding. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If a participant surrenders shares of Stock acquired pursuant to the exercise of an Incentive Stock Option in payment of the option exercise price of a Stock Option or the purchase price under another Award, and such surrender constitutes a disqualifying disposition for purposes of obtaining incentive stock option treatment under the Code, the Company shall have the right to require the participant to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state and local withholding tax requirements. A recipient may elect with respect to any Non-Qualified Stock Option, Stock Appreciation Right, Restricted Stock Award, Unrestricted Stock Award, Deferred Stock Award, Performance Unit Award or Other Stock-Based Award to surrender or authorize the Corporation to withhold shares of Stock (valued at Fair Market Value on the date of surrender or withholding of the shares) in satisfaction of all such withholding requirements (the "Stock Surrender Withholding Election") in accordance with the following:

                  (i) Any Stock Surrender Withholding Election shall be made by written notice to the Company and thereafter shall be irrevocable by the recipient.

                  (ii) Any Stock Surrender Withholding Election shall be subject to the consent or disapproval of the Committee in accordance with rules established from time to time by the Committee.

                  (iii) Any Stock Surrender Withholding Election must be made prior to the date on which the recipient recognizes taxable income with respect to the receipt of such shares (the "Tax Date").

                  (iv) If a recipient is subject to Section 16 of the Act, or any successor law, (A) the date of the actual surrender or withholding of shares of Stock (the "Withholding Date") must be more than six months after the date of grant of the Award with respect to which such surrender or withholding is made (except whenever such surrender or withholding is made by a disabled recipient or the estate or personal representative of a deceased recipient); and (B) the Stock Surrender Withholding Election (i) must be made six months prior to the Withholding Date, or (ii) must be made, and the Withholding Date occur, during a period beginning on the third business day following the date of release by the Company for publication of quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date, or (iii) must be made in connection with a delivery to the Company of shares of Stock owned by the recipient for at least six months prior to the Withholding Date to satisfy the portion of the tax required to be withheld with respect to those shares of Stock received by the recipient, pursuant to the grant of an Award for which payment of the purchase price was made to the Company in shares of Stock owned by the recipient for at least six months prior to the Withholding Date.

                  (v) When the Tax Date falls after the exercise of a Non- Qualified Stock Option or issuance of shares pursuant to any other Award and the recipient makes a Stock Surrender Withholding Election, the full number of shares of Stock subject to the Non-Qualified Stock Option being exercised or issuable pursuant to the Award will be issued, but the recipient will be unconditionally obligated to deliver to the Company on the Tax Date the number of shares of Stock having a value on the Tax Date equal to the recipient's federal, state and local withholding tax requirements.

                  (vi) For purposes of this Section 15, the Committee shall have the discretion to provide (by general rule or a provision in the specific Award agreement) that, at the election of the recipient, "federal, state and local withholding tax requirements" shall be deemed to be any amount designated by the recipient which does not exceed his estimated federal, state and local tax obligations associated with the transaction, including FICA taxes to the extent applicable.

          16. Merger; Liquidation. If the Company shall be the surviving corporation in any merger, recapitalization or similar reorganization, the optionee of each outstanding Stock Option shall be entitled to purchase, at the same times and upon the same terms and conditions as are then provided in the Stock Option, the number and class of shares of Stock or other securities to which a holder of the number of shares of Stock subject to the Stock Option at the time of such transaction would have been entitled to receive as a result of such transaction, and a corresponding adjustment shall be made in connection with determining the value of any related Stock Appreciation Right.
          In the event of any such change in capitalization of the Company, the Committee may make such additional adjustments in the number and class of shares of stock or other securities with respect to which outstanding Awards are exercisable and with respect to which future Awards may be granted as the Committee in its sole discretion shall deem equitable or appropriate, subject to the provisions of Section 18 below. In the event of dissolution or liquidation of the Company or a merger in which the Company is not the surviving corporation, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number or purchase price (if any) of shares subject to such Awards as it may determine, or accelerate, amend, or terminate such Awards upon such terms and conditions as it shall provide, which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances.

          17. Unfunded Status of Plan. With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards, provided that the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

          18. Amendments and Termination. The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuance shall be made which would impair the rights of an optionee under a Stock Option or a recipient of another Award theretofore granted without the optionee's or recipient's consent; provided, however, that any alteration or amendment which would (i) increase the aggregate number of shares of Stock which may be issued under the Plan (other than an increase merely reflecting a change in capitalization such as a stock dividend or stock split), (ii) modify the designation of employees eligible to receive Awards under the Plan, or (iii) materially increase the benefits accruing to holders of Awards granted or to be granted under the Plan, within the meaning the Rule 16b-3, shall be effective only if it is approved by the shareholders of the Company at the next annual meeting of shareholders after the date of adoption by the Board of such alteration or amendment. The Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or a reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under the Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the recipient's consent (except to the extent provided in Section 16 above).

          19.  General Provisions.

                  (a) Transfers. For purposes of the Plan, the transfer to the employment by the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another, shall not be deemed a termination of employment.

                  (b) Leaves of Absence. The Committee may in its discretion determine whether a leave of absence constitutes a termination of employment for purposes of the Plan and the impact, if any, of such leave of absence on Awards previously granted to a holder who takes a leave of absence.

                  (c) Restrictions on Delivery and Sale of Shares. Each Award granted under the Plan is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the Stock covered by such Award upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Award or the purchase or delivery of Stock thereunder, the delivery of any or all shares pursuant to such Award may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 and any applicable state securities laws with respect to the shares of Stock covered by Awards then outstanding, the Committee may require, as a condition to any delivery of Stock pursuant to an Award, that the recipient of Stock represent, in writing, that the shares received pursuant to the Award are being acquired for investment and not with a view to distribution and agree that the Stock will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may endorse on certificates representing shares delivered pursuant to an Award such legends referring to the foregoing representations or restrictions or any applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

                  (d) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan does not confer upon any employee any right to continued employment with the Company or a Subsidiary, or affect the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time.

                  (e) Governing Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with laws of the State of Texas.


          20. Effective Date. The Plan shall become effective as of April 8, 1992, the date of its adoption by the Board, upon the approval of the Plan by the shareholders of the Company at their next Annual Meeting. Subject to approval by the shareholders, and to the requirement that no Stock may be issued hereunder prior to such approval, Awards may be granted hereunder on and after adoption of the Plan by the Board. Unless shareholder approval is obtained by February 25, 1993, this Plan and any Award granted hereunder shall become void thereafter.